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                                                                  EXHIBIT 10.4.1


                               WEBSIDESTORY, INC.
                        2000 EMPLOYEE STOCK PURCHASE PLAN
                             SUBSCRIPTION AGREEMENT


NAME (Please print):
                     -----------------------------------------------------------
                      (Last)                 (First)               (Middle)

(TM)    Original application for the Offering Period beginning
        (date):
               ---------------------------------------------

(TM)    Change in payroll deduction rate effective with the pay period ending
        (date):
               ---------------------------------------------

(TM)    Change of beneficiary.

I.      SUBSCRIPTION

        I elect to participate in the 2000 Employee Stock Purchase Plan (the "PLAN") of WebSideStory, Inc. (the "COMPANY") and to subscribe to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Plan.

        I authorize payroll deductions of __________ percent (in whole percentages not less than 1%, unless an election to stop deductions is being made, or more than 10%) of my "COMPENSATION" on each payday throughout the "OFFERING PERIOD" in accordance with the Plan. I understand that these payroll deductions will be accumulated for the purchase of shares of Common Stock at the applicable purchase price determined in accordance with the Plan. Except as otherwise provided by the Plan, I will automatically purchase shares on each "PURCHASE DATE" unless I withdraw from the Offering or the Plan by giving written notice on a form provided by the Company or unless my eligibility or employment terminates.

        I understand that I will automatically participate in each subsequent Offering that commences immediately after the last day of an Offering in which I am participating until I withdraw from the Plan by giving written notice on a form provided by the Company or my eligibility or employment terminates.

        Shares I purchase under the Plan should be issued in the name(s) set forth below. (Shares may be issued in the participant's name alone or together with the participant's spouse as community property or in joint tenancy.)

        NAME(S) (please print):
                               -------------------------------------------------

        ADDRESS:
                ----------------------------------------------------------------

        MY SOCIAL SECURITY NUMBER:
                                  ----------------------------------------------

        I agree to make adequate provision for the federal, state, local and foreign tax withholding obligations, if any, which arise upon my purchase of shares under the Plan and/or my disposition of shares. The Company may withhold from my compensation the amount necessary to meet such withholding obligations.

        I agree that, unless otherwise permitted by the Company, until I dispose of shares I purchase under the Plan, I will hold such shares in the name(s) entered above (and not in the name of any nominee) until the later of (i) two years after the first day of the Offering Period in which I purchased the shares and (ii) one year after the Purchase Date on which I purchased the shares. This restriction only applies to the name(s) in which shares are held and does not affect my ability to dispose of Plan shares.

        I AGREE THAT I WILL NOTIFY THE CHIEF FINANCIAL OFFICER OF THE COMPANY IN WRITING WITHIN 30 DAYS AFTER ANY SALE, GIFT, TRANSFER OR OTHER DISPOSITION OF ANY KIND PRIOR TO THE END OF THE PERIODS



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REFERRED TO IN THE PRECEDING PARAGRAPH (A "DISQUALIFYING DISPOSITION") OF ANY
SHARES I PURCHASED UNDER THE PLAN. IF I DO NOT RESPOND WITHIN 30 DAYS OF THE DATE OF A DISQUALIFYING DISPOSITION SURVEY DELIVERED TO ME BY CERTIFIED MAIL, THE COMPANY IS AUTHORIZED TO TREAT MY NONRESPONSE AS MY NOTICE TO THE COMPANY OF A DISQUALIFYING DISPOSITION AND TO COMPUTE AND REPORT TO THE INTERNAL REVENUE SERVICE THE ORDINARY INCOME I MUST RECOGNIZE UPON SUCH DISQUALIFYING DISPOSITION.

II.     BENEFICIARY DESIGNATION

        In the event of my death, I designate the following as my beneficiary to receive all payments and shares then due me under the Plan:

        BENEFICIARY'S NAME (please print):
                                           -------------------------------------
                                            (First)       (Middle)      (Last)

        RELATIONSHIP:                              SOC. SEC. NO.:
                      ----------------------                     ---------------

        ADDRESS:
                ----------------------------------------------------------------


        If you are married and your beneficiary is someone other than your spouse, then your spouse must sign and date this form as indicated below. If you are not married when you designate a beneficiary and you later become married, or if you later become married to a different person, the beneficiary designation previously made will be automatically revoked. Payments and shares then due you upon your death will be delivered to your legal representative unless you have completed a new beneficiary designation and it is consented to by your then spouse.

III.    CONSENT OF SPOUSE

        I am the spouse of ____________________________. I consent to the above designation of a beneficiary other than me of payments and shares due my spouse under the Plan.



Date:
     -------------------------          ----------------------------------------
                                        Signature of Participant's Spouse

IV.     PARTICIPANT DECLARATION

        Any election I have made on this form revokes all prior elections with regard to this form.

        I am familiar with the provisions of the Plan and agree to participate in the Plan subject to all of its provisions. I understand that the Board of Directors of the Company reserves the right to terminate the Plan or to amend the Plan and my right to purchase stock under the Plan to the extent provided by the Plan. I understand that the effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan and is subject to the provisions of the Plan.



Date:
     -------------------------          ----------------------------------------
                                        Signature of Participant



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                               WEBSIDESTORY, INC.
                        2000 EMPLOYEE STOCK PURCHASE PLAN
                              NOTICE OF WITHDRAWAL


NAME (Please print):
                     -----------------------------------------------------------
                      (Last)                  (First)                  (Middle)

(TM) Withdrawal from Plan in full.

(TM) Partial withdrawal of payroll deductions from Plan account.

I.      WITHDRAWAL IN FULL

        I elect to withdraw from the WebSideStory, Inc. 2000 Employee Stock Purchase Plan (the "PLAN") and the Offering which began on (date)
____________________ and in which I am participating (the "CURRENT OFFERING").

        ELECT EITHER A OR B BELOW:

(TM)    A.     IMMEDIATE TERMINATION. I elect to terminate immediately my participation in the Current Offering and the Plan. I request that the Company cease all further payroll deductions under the Plan (provided I have given sufficient notice before the next payday). My payroll deductions not previously used to purchase shares should not be used to purchase shares in the Current
               Offering. Instead, I request that all such amounts be paid to me as soon as practicable. I understand that this election immediately terminates my interest in the Current Offering and in the Plan.

(TM)    B.     TERMINATION AFTER NEXT PURCHASE. I elect to terminate my
               participation in the Plan following my purchase of shares on the next Purchase Date of the Current Offering. I request that the Company cease all further payroll deductions under the Plan
               (provided I have given sufficient notice before the next payday).
               All payroll deductions credited to my Plan account should be used to purchase shares on the next Purchase Date of the Current
               Offering to the extent permitted by the Plan. I understand that this election will terminate my interest in the Plan immediately following such purchase. I request that any cash balance remaining in my Plan account after my purchase of shares be paid to me as soon as practicable.

        I understand that I am terminating my interest in the Plan and that no further payroll deductions will be made (provided I have given sufficient notice before the next payday), unless I elect to become a participant in another Offering by filing a new Subscription Agreement with the Company. I understand that I will receive no interest on the amounts paid to me from my Plan account, and that I may not apply such amounts to any other Offering under the Plan or any other employee stock purchase plan of the Company.

II.     PARTIAL WITHDRAWAL OF PAYROLL DEDUCTIONS

        Amount of withdrawal requested: $________________________

        I request that the above amount not previously used to purchase shares under the Plan be withdrawn from my Plan account and paid to me as soon as practicable. If the amount requested constitutes the entire balance of my Plan account, I understand that I will be treated as having elected to withdraw in full from the Plan in accordance with alternative A above. I understand that I will receive no interest on the amounts paid to me from my Plan account and that I may not apply such amounts to any other Offering under the Plan or any other employee stock purchase plan of the Company.



Date:                                   Signature:
     -------------------------                    ------------------------------